Exhibit 32.1

         CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Jerry Pearring, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Xstream Beverage Group, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Xstream Beverage Group, Inc.

August 19, 2004

                                     By: /s/ Jerry Pearring
                                         ----------------------------------
                                     Jerry Pearring,
                                     President, Principal Executive Officer